                                                                   EXHIBIT 24(a)
                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                /s/ Clark A. Johnson
                                                --------------------------------
                                                Clark A. Johnson

                                                Dated:  March 22, 1995

                                                                   EXHIBIT 24(b)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                 /s/ John Imlay
                                                 -------------------------------
                                                 John Imlay

                                                 Dated:  March 20, 1995

                                                                   EXHIBIT 24(c)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                 /s/ J. M. Darden III
                                                 -------------------------------
                                                 J. M. Darden III

                                                 Dated:  March 19, 1995

                                                                   EXHIBIT 24(d)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Michael E. Cahr
                                                 -------------------------------
                                                 Michael E. Cahr

                                                 Dated:  March 19, 1995

                                                                   EXHIBIT 24(e)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                 /s/ John E. Aderhold
                                                 -------------------------------
                                                 John E. Aderhold

                                                 Dated:  March 18, 1995

                                                                   EXHIBIT 24(f)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Richard Nevins
                                                 -------------------------------
                                                 Richard Nevins

                                                 Dated:  March 19, 1995

                                                                   EXHIBIT 24(g)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                 /S/ John D. Phillips
                                                 --------------------
                                                 John D. Phillips

                                                 Dated:  March 19, 1995

                                                                   EXHIBIT 24(h)

                               POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                /s/ Anthony F. Kopp
                                                -------------------------------
                                                Anthony F. Kopp

                                                Dated:  March 20, 1995

                                                                   EXHIBIT 24(i)

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Frederick B. Beilstein, III, and Walter M. Grant, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of The Actava Group Inc. for the fiscal year ended December 31, 1994, and any or all amendments or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, with the undersigned hereby granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to the Form 10-K Report or any amendments or supplements thereto as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all acts that such attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Carl E. Sanders
                                                 -------------------------------
                                                 Carl E. Sanders

                                                 Dated:  March 19, 1995